UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   January 3, 2006

LABOR READY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction of Incorporation)

001-14543	91-1287341
(Commission File Number)	(IRS Employer Identification No.)

1015 A Street, Tacoma, Washington	98402
(Address of Principal Executive Offices)	(Zip Code)

(253) 383-9101
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry Into a Material Definitive Agreement

On January 3, 2006, Labor Ready, Inc. (the “Company”) granted stock options and shares of restricted stock to certain of the Company’s executive officers pursuant to the Labor Ready, Inc. 2005 Long-Term Equity Incentive Plan (the “Plan”).  The Company’s Compensation Committee (the “Committee”) approved the grant to each executive officer of options to purchase shares of the Company’s common stock, which options have a seven year term and have an exercise price equal to $21.24, which is the closing price per share of the Company’s common stock on January 3, 2006, as follows:  Steven Cooper 38,251 shares; Derrek Gafford 29,644 shares; James Defebaugh 27,174 shares; Gary North 29,644 shares; Christian Burger 24,704 shares; Wayne Larkin 24,704 shares; Noel Wheeler 29,644 shares and Yolanda Hubbard 20,751 shares.  The options vest in equal annual installments over a period of three years.  The exercise price may be paid in cash and/or shares of the Company s common stock, or by “cashless exercise” procedures.  A portion of the shares received upon exercise of the options are subject to transfer restrictions which will require retention of 75% of the “net shares received,” after payment of the exercise price and related withholding taxes, for a period of 4 years after the options vest.  The Board or the Committee has discretion, but is not obligated, to eliminate or reduce the retention period for shares for executives who retire or otherwise terminate their employment.  The forms of Stock Option Agreement, Stock Option Grant Notice and Notice of Exercise of Stock Option for the options granted to the Company’s executive officers pursuant to the Plan are filed herewith as Exhibits 99.1, 99.2 and 99.3, respectively and incorporated herein by reference.

The Committee also approved the grant of restricted stock pursuant to the Plan to the Company’s executive officers as follows: Steven Cooper 9,113 shares; Derrek Gafford 7,062 shares; James Defebaugh 6,474 shares; Gary North 7,062 shares; Christian Burger 5,885 shares; Wayne Larkin 5,885 shares; Noel Wheeler 7,062 shares; Yolanda Hubbard 4,944 shares; Bob Breen 3,296 shares and Billie Otto 3,296  shares.  The restricted stock vests in equal annual installments over a period of three years.  A portion of the shares of restricted stock are subject to transfer restrictions which will require retention of 75% of the “net shares received,” after payment of the withholding taxes for a period of 4 years after the restricted stock vests.  The Board or the Committee has discretion, but is not obligated, to eliminate or reduce the retention period for shares for executives who retire or otherwise terminate their employment.  The forms of Restricted Stock Agreement and Restricted Stock Grant Notice for restricted stock granted to the Company’s executive officers pursuant to the Plan are filed herewith as Exhibits 99.4 and 99.5, respectively and incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(c)       Exhibits

99.1     Form of Stock Option Agreement (Nonqualified Stock Options) under the Labor Ready, Inc. 2005 Long-Term Equity Incentive Plan

99.2     Form of Stock Option Grant Notice under the Labor Ready, Inc. 2005 Long-Term Equity Incentive Plan

99.3     Form of Notice of Exercise of Stock Option

99.4     Form of Restricted Stock Agreement under the Labor Ready, Inc. 2005 Long-Term Equity Incentive Plan

99.5     Form of Restricted Stock Grant Notice under the Labor Ready, Inc. 2005 Long-Term Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABOR READY, INC.
(Registrant)

Date: January 9, 2006	By:	/s/ Steven C. Cooper
Steven C. Cooper
President